united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Dr., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Princeton Premium Fund
Class A Shares: PPFAX
Class I Shares: PPFIX

Annual Report
September 30, 2017

www.PrincetonPremiumFund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

November 30, 2017

Dear Investor,

Each year at this time, Princeton Premium Fund (“The Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended September 30, 2017, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open end mutual fund with approximately $47 million in assets under management as of September 30, 2017. The Fund seeks capital appreciation and income by attempting to collect small amounts of premium each week through the sale of call and put options on the S&P 500 (SPX) that have a one week or less time frame to expiration. The Fund employs a rules-based system that is replicated weekly. Trades are typically placed three times per week. The options-based strategy seeks to generate a small weekly profit. Tactical portfolio management overlays are used to help mitigate volatility. By maintaining a weekly investment horizon and relying on over 65 years of history on market movement we believe it is possible to realize positive returns through option transactions while maintaining acceptable risk limits. Risk metrics are utilized when trades are placed initially and to close existing trades to minimize potential losses.

Figure 1

The Fund’s Investment Results

As of September 30, 2017	Inception* to 12/31/2016	Q1 2017	Q2 2017	Q3 2017	Since Inception*
PPFIX Class I (NAV)*	-0.40%	2.71%	3.42%	2.08%	8.00%
PPFAX Class A (NAV)*	-0.40%	2.61%	3.33%	2.08%	7.80%
PPFAX Class A (Max Load)*	-6.13%	-3.31%	-2.58%	-3.75%	1.60%
S&P 500 Total Return Index	3.10%	6.07%	3.09%	4.48%	17.78%

* Inception date for the I and A share classes is 11/16/2016.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until November 30, 2017. After this fee waiver, the expense ratios are 2.21%, 2.96% and 1.96% for the Class A, C and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The Fund’s total annual operating expenses are 2.43%, 3.18% and 2.18% for the Class A, C and I shares, respectively. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

www.PrincetonPremiumFund.com	1.888.868.9501

Investment Results & Commentary

The Fund commenced operations on November 16, 2016 (“inception”). From inception through the end of the Fund’s fiscal year on September 30, 2017 (the “Investment Period”) the Fund’s Class I Shares appreciated by 8.00% and the Class A Shares appreciated by 7.80%. The Investment Period was marked by low volatility (as measured by the Cboe Volatility Index “VIX”) coupled with a steady increase in the S&P 500 Total Return Index (the “Index”), as the Index had positive performance for every month during the Investment Period.

The Fund was launched in the of the aftermath of the 2016 Presidential Election. While it looked on Election Night like the outcome might prompt higher levels of volatility and a market selloff, the next day brought positive performance to the S&P 500. This trend continued for the rest of the year, only pausing after the Federal Reserve raised interest rates in mid-December 2016. The portion of the Investment Period that took place in 2017 saw a continuation of the low volatility environment. For the first time since 1995 The Index posted positive performance for each of the first nine months of the year. With the Index steadily increasing the VIX index stayed relatively low, averaging 11.35 for the first nine months of 2017 (based on the daily closing value) compared to the historical average of 19.45 (01/1990 - 09/2017).

In aggregate, 100% of the put trades and 88% of the call trades placed during the Investment Period were profitable. This is close to the strategy’s targets of a 99.5% probability of success for put trades and a 90% probability of success for call trades when the trades are placed.

Figure 2

The Fund’s Percentage of Profitable Call and Put Trades

As of September 30, 2017	Inception* to 12/31/2016	Q1 2017	Q2 2017	Q3 2017	Since Inception*
Calls	83%	88%	88%	89%	88%
Puts	100%	100%	100%	100%	100%

*	Inception date for the I and A share classes is 11/16/2016. The percentages shown refer to the number of call and put option trades with a profitable result relative to the number of total call and put option trades made. A trade refers to the sale of a call or put option and the purchase of a call or put option with all terms the same other than the strike price.

With the put trades having a 100% success rate, they contributed positively to performance throughout the Investment Period. There was a loss on the call side of the strategy in December that detracted from performance for the portion of the Investment Period that took place in 2016. The call trades contributed positively during the portion of the Investment Period that took place in 2017.

Figure 3

The Fund’s Contribution by Option Type

*	Inception date for the I and A share classes is 11/16/2016. The contribution shown is an estimate and has been adjusted to reflect interest income and expense as well as the fund fees and expenses based on the I share class.

www.PrincetonPremiumFund.com	1.888.868.9501

The portion of the Fund invested in fixed income contributed positively to performance throughout the Investment Period. The Fund currently invests in a portfolio of 90-day Treasury Bills.

In the First Quarter of 2017, the Fund began placing trades for expiration on both Wednesday and Friday. Prior to this, trades had typically been placed on Friday for expiration the following Friday. After this change, a portion of the trades are typically placed Friday for the following Friday, and the remainder are placed on Thursday for expiration the following Wednesday. In the Third Quarter of 2017 trades with Monday expirations were added to the portfolio, with trades being placed Tuesday for expiration the following Monday. This now gives the Fund three different expiration dates for trades, or three different one-week timeframes to place trades. We believe this “splitting” of the trades across multiple expiration dates will serve to both smooth out the Fund’s return sequence and enhance return as there is the potential to place trades in different market environments.

Outlook

Looking ahead, we like to point out that the Fund is agnostic to the direction of equity markets. This means that the Fund has the potential for positive returns whether equity markets are rising or falling. The Fund is also agnostic to interest rate movements. This would be especially pertinent if the Federal Reserve continues to raise interest rates in 2017 and 2018. This potential to be agnostic to market direction or interest rate changes makes the Fund an interesting option to diversify either equity or fixed income investments, especially after an eleven-month winning streak in the S&P 500.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

www.PrincetonPremiumFund.com	1.888.868.9501

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Premium Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Premium Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as November 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual funds involve risk, including possible loss of principal.

There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Options involve risks possibly greater than the risks associated with investing directly in securities. There is no guarantee that the sub-adviser’s options strategy will be effective or that suitable transactions will be available.

The Fund uses options to increase the Fund’s combined long and short exposure which creates leverage, which can magnify the Fund’s potential for gain or loss. The Fund expects its premium collection options strategy to be market neutral and therefore the Fund does not expect to participate fully in positive markets which may not generate positive returns as intended. Liquidity risk may prevent the Fund from selling illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Dramatic or abrupt volatility within the market would negatively impact the Fund’s premium collection options strategy. The Fund’s return may not match the return of the S&P 500 Index because it is not investing the equity securities that comprise such index. The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities.

The Fund is a new mutual fund and prior to its recent commencement of operations had no history of operations for investors to evaluate. The adviser’s and any sub-adviser’s judgments about the long-term returns the Fund may generate through its principal investment strategies may prove to be incorrect and may not produce the desired results. The Fund’s principal investment strategies may not achieve their intended results and each strategy could negatively impact the Fund.

Definitions:

A Call or Put Option is an agreement that gives an investor the right, but not the obligation, to buy or sell (respectively) a stock, bond, commodity or other instrument at a specified price within a specific time period.

The Strike Price of an option refers to the price at which a call or put option can be exercised (put into effect).

The Expiration Date of an option refers to the last day that the option is valid.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Cboe Volatility Index (VIX Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. 9540-NLD-11/21/2017

www.PrincetonPremiumFund.com	1.888.868.9501

Princeton Premium Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the period ended September 30, 2017, as compared to its benchmark:

Since Inception** -
September 30, 2017
Princeton Premium Fund Class A	7.80%
Princeton Premium Fund Class A with load	1.60%
Princeton Premium Fund Class I	8.00%
S&P 500 Index	17.78%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Class A and Class I total returns are based on the traded NAV on September 30, 2017. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the Advisor not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 2.43% for Class A shares and 2.18% for Class I shares per the September 1, 2016, prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.21% for Class A and 1.96% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

**	Inception date for the fund is November 16, 2016.

Comparison of the Change in Value of a $100,000 Investment

Holdings by Asset Class as of September 30, 2017	% of Net Assets
U.S. Government Obligations	98.5%
Short-Term Investment	0.8%
Purchased Call Options	0.0	% *
Purchased Put Options	0.1%
Other Assets Less Liabilities **	0.6%
	100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

*	Represents less than 0.005%.

**	Includes derivative exposure.

Princeton Premium Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

		Notional	Exercise
	Contracts	Amount	Price	Expiration	Fair Value +
PURCHASED CALL OPTIONS - 0.0%
S&P 500 Index Call	1,098	$288,774,000	$2,630	10/4/2017	$10,980
S&P 500 Index Call	1,062	280,368,000	2,640	10/6/2017	1,168
TOTAL (Cost $13,266)					12,148

PURCHASED PUT OPTIONS - 0.1%
S&P 500 Index Put	581	135,663,500	2,335	10/2/2017	4,357
S&P 500 Index Put	1,098	256,383,000	2,335	10/4/2017	13,725
S&P 500 Index Put	1,062	248,508,000	2,340	10/6/2017	23,353
TOTAL (Cost $72,339)					41,435

Shares		Value
	SHORT-TERM INVESTMENTS - 99.3%
	MONEY MARKET FUND - 0.8%
376,622	Goldman Sachs Financial Square Funds - Government Fund, 0.90% * (Cost $376,622)	376,622

Principal ($)		Fair Value
	U.S. GOVERNMENT OBLIGATIONS - 98.5% ^
2,200,000	United States Treasury Bill, 0.85% due 10/5/2017	2,199,754
2,000,000	United States Treasury Bill, 0.95% due 10/12/2017	1,999,383
3,300,000	United States Treasury Bill, 1.03% due 10/19/2017	3,298,234
6,800,000	United States Treasury Bill, 1.04% due 10/26/2017	6,794,992
2,000,000	United States Treasury Bill, 1.04% due 11/2/2017	1,998,120
2,700,000	United States Treasury Bill, 1.00% due 11/9/2017	2,697,038
3,100,000	United States Treasury Bill, 0.97% due 11/16/2017	3,096,138
4,100,000	United States Treasury Bill, 0.99% due 11/24/2017	4,093,881
3,200,000	United States Treasury Bill, 0.98% due 11/30/2017	3,194,773
4,000,000	United States Treasury Bill, 1.03% due 12/7/2017	3,992,369
3,150,000	United States Treasury Bill, 1.00% due 12/14/2017	3,143,564
3,200,000	United States Treasury Bill, 1.01% due 12/21/2017	3,192,764
6,300,000	United States Treasury Bill, 1.04% due 12/28/2017	6,284,138
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $45,985,148)	45,985,148

	TOTAL INVESTMENTS - 99.4% (Cost $46,447,375) (a)	$46,415,353
	OPTIONS WRITTEN - (0.3) % (Proceeds - $185,630)	(141,535)
	OTHER ASSETS LESS LIABILITIES - 0.9%	405,026
	NET ASSETS - 100.0%	$46,678,844

See accompanying notes to financial statements.

Princeton Premium Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

		Notional	Exercise
	Contracts	Amount	Price	Expiration	Fair Value +
WRITTEN CALL OPTIONS - (0.1)%
S&P 500 Index Call	1,098	280,539,000	$2,555	10/4/2017	$21,960
S&P 500 Index Call	1,062	271,872,000	$2,560	10/6/2017	34,515
TOTAL (Proceeds $40,194)					56,475

WRITTEN PUT OPTIONS - (0.2)%
S&P 500 Index Put	581	140,311,500	$2,415	10/2/2017	7,262
S&P 500 Index Put	1,098	271,872,000	$2,415	10/4/2017	32,940
S&P 500 Index Put	1,062	257,004,000	$2,420	10/6/2017	44,858
TOTAL (Proceeds $145,436)					85,060

TOTAL WRITTEN OPTIONS (Proceeds $185,630)					141,535

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including securities sold short and options) is $46,361,770 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	—
Net unrealized appreciation	$—

+	The amount represents fair value derivative instruments subject to equity risk exposure as of September 30,

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

^	All or a portion of these investments are segregated as collateral for option contracts.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment securities:
At cost	$46,447,375
At fair value	$46,415,353
Cash	383,847
Receivable for securities sold	75,189
Receivable for Fund shares sold	44,143
Interest receivable	1,161
Prepaid expenses and other assets	13,840
TOTAL ASSETS	46,933,533

LIABILITIES
Options written, at fair value (premiums received $185,630)	141,535
Investment advisory fees payable	50,304
Payable for securities purchased	34,550
Payable to related parties	4,630
Distribution (12b-1) fees payable	2,048
Audit fees payable	14,084
Printing and postage fees payable	5,999
Accrued expenses and other liabilities	1,539
TOTAL LIABILITIES	254,689
NET ASSETS	$46,678,844

Net Assets Consist Of:
Paid in capital	$45,370,070
Accumulated net realized gain from security and option transactions	1,296,701
Net unrealized appreciation of investments and options written	12,073
NET ASSETS	$46,678,844

Net Asset Value Per Share:
Class A Shares:
Net Assets	$10,414,903
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	966,886
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.77	(b)
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$11.43	(b)

Class I Shares:
Net Assets	$36,263,941
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,359,754
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.79	(b)

(a)	On investments of $25,000 or more, the offering price is reduced.

(b)	The NAV and offering price shown above differs from the traded NAV on September 30, 2017 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2017 *

INVESTMENT INCOME
Interest	$118,779
TOTAL INVESTMENT INCOME	118,779

EXPENSES
Investment advisory fees	233,532
Distribution (12b-1) fees:
Class A	10,474
Broker fees	61,360
Registration fees	50,110
Legal fees	39,554
Accounting services fees	30,493
Printing and postage expenses	25,486
Audit and tax fees	14,084
Transfer agent fees	13,070
Trustees fees and expenses	13,070
Compliance officer fees	12,265
Administrative services fees	10,456
Custodian fees	5,228
Insurance expense	436
Non 12b-1 shareholder servicing	248
Other expenses	3,634
TOTAL EXPENSES	523,500

Less: Fees waived and/or expenses reimbursed by the Advisor	(188,882)
NET EXPENSES	334,618
NET INVESTMENT LOSS	(215,839)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from :
Investments	(1,300,199)
Options Written	2,763,112
1,462,913
Net change in unrealized appreciation (depreciation) on:
Investments	(32,022)
Options Written	44,095
12,073
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,474,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,259,147

*	The Princeton Premium Fund commenced operations on November 16, 2016.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30, 2017 **
FROM OPERATIONS
Net investment loss	$(215,839)
Net realized gain from investments and options written	1,462,913
Net change in unrealized appreciation of investments and options written	12,073
Net increase in net assets resulting from operations	1,259,147

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10,306,166
Class I	36,316,474
Payments for shares redeemed:
Class A	(274,110)
Class I	(928,833)
Net increase in net assets from shares of beneficial interest	45,419,697

TOTAL INCREASE IN NET ASSETS	46,678,844

NET ASSETS
Beginning of Period	—
End of Period *	$46,678,844
* Includes accumulated net investment loss of:	$—

SHARE ACTIVITY
Class A:
Shares Sold	992,981
Shares Redeemed	(26,095)
Net increase in shares of beneficial interest outstanding	966,886

Class I:
Shares Sold	3,448,483
Shares Redeemed	(88,729)
Net increase in shares of beneficial interest outstanding	3,359,754

**	The Princeton Premium Fund commenced operations on November 16, 2016.

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Class A		Class I
	Period Ended		Period Ended
	September 30, 2017 (1)		September 30, 2017 (1)
Net asset value, beginning of period	$10.00		$10.00
Activity from investment operations:
Net investment loss (2)	(0.17)		(0.14)
Net realized and unrealized gain on investments and options written	0.94		0.93
Total from investment operations	0.77		0.79
Net asset value, end of period	$10.77		$10.79
Total return (3)(6)	7.70%		7.90%
Net assets, at end of period (000s)	$10,415		$36,264
Ratio of gross expenses to average net assets (4)(5)(7)	3.81	%(8)	3.56%
Ratio of net expenses to average net assets (5)(7)	2.66%		2.40%
Ratio of net investment loss to average net assets (5)(7)	(1.83)%		(1.50)%
Portfolio Turnover Rate (6)	0%		0%

(1)	The Princeton Premium Fund Class A and Class I shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the Adviser.

(8)	As the Fund commenced operations on November 16, 2016 and share classes were funded at various levels over the period, the ratio presented was adjusted from actual to more closely represent the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS
September, 2017

1.	ORGANIZATION

The Princeton Premium Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation and income. The Fund commenced operations on November 16, 2016.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor and/or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund purchases and sells call and put options on the S&P 500 Index, utilizing a premium collection strategy that implements a call spread and a put spread on the same option contract. For example, the Fund will sell a call option and put option and buy back the same call option and put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s call spreads and put spreads each utilize the S&P 500 Index contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the call and put positions. This type of option strategy is sometimes referred to as an “Iron Condor.” The value of the derivative instruments outstanding as of September 30, 2017, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the period as disclosed above serve as an indicator of the volume of derivative activity for the Fund.

As of September 30, 2017, the net change in unrealized depreciation on option purchased contracts was $32,022 and the net unrealized appreciation on options written contracts was $44,095. For the period ended September 30, 2017, the Fund had realized loss of $1,300,199 on options purchased contracts and realized gain of $2,763,112 from option written contracts, as disclosed on the Statement of Operations.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds,

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$45,985,148	$—	$45,985,148
Purchased Call Options	12,148	—	—	12,148
Purchased Put Options	41,435	—	—	41,435
Short Term Investment	376,622	—	—	376,622
Total	$430,205	$45,985,148	$—	$46,415,353
Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$56,475	$—	$—	$56,475
Written Put Options	85,060	—	—	85,060
Total	$141,535	$—	$—	$141,535

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate – Risk Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Options Risk – Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the sub-adviser’s iron condor options strategy will be effective or that suitable transactions will be available. The Fund’s Iron Condor option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss is an amount equal to the 1) difference between either the strike price of the long call and the strike price of the short call, or the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the Iron Condor option strategy occurs from either the put or the call trade, when the underlying price is greater than or equal to the strike price of the long call or the underlying price is less than or equal to the strike price of the long put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and NFA fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, as of or during the period ended September 30, 2017, related to uncertain tax positions expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended September 30, 2017 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). The Advisor has engaged Horse Cove Partners LLC as sub-advisor to the Fund.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays Horse Cove Partners LLC a sub-advisory fee, computed and accrued daily and paid monthly which does not impact the financial statements of the Fund. For the period ended September 30, 2017, the Fund incurred advisory fees of $233,532 of which $50,304 is payable at September 30, 2017.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees), and contractual indemnification of Fund service providers (other than the Advisor) do not exceed 2.20% and 1.95% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”). For the period ended September 30, 2017, the Advisor waived fees and reimbursed expenses in the amount of $188,882.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended September 30, 2017, $188,882 is subject to recapture by the Fund by September 30, 2020.

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the period ended September 30, 2017, the Fund’s Class A shares incurred $10,474 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the period ended September 30, 2017, the Distributor received $137,801 in underwriting commissions for sales of Class A shares, of which $20,401 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

5.	TAX COMPONENTS OF CAPITAL

As of September 30, 2017, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$423,782	$884,992	$—	$—	$—	$—	$1,308,774

The difference between book basis and tax basis accumulated realized gain/(loss) on security transactions and unrealized appreciation is primarily attributable to the mark-to-market on 1256 option contracts.

Permanent book and tax differences, primarily attributable to differences in book/tax treatment of net operating losses and short-term capital gains and tax adjustments for non-deductible expenses, resulted in reclassification for the period ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(49,627)	$215,839	$(166,212)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2017, the shareholder listed below held more than 25% of the Fund and may be deemed to control the Fund.

Beneficial Owner	% of Outstanding Shares
Pershing LLC	39%

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no events or transactions requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Premium Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Princeton Premium Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the period from November 16, 2016 (commencement of operations) through September 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Princeton Premium Fund as of September 30, 2017, and the results of its operations and financial highlights for the period from November 16, 2016 (commencement of operations) through September 30, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2017

Princeton Premium Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Princeton Premium Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Premium Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Premium Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	4/1/2017	9/30/2017	4/1/2017 - 9/30/2017	4/1/2017 - 9/30/2017
Class A	$1,000.00	$1,054.80	$11.33	2.20%
Class I	1,000.00	1,055.70	10.05	1.95%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	4/1/2017	9/30/2017	4/1/2017 - 9/30/2017	4/1/2017 - 9/30/2017
Class A	$1,000.00	$1,014.04	$11.11	2.20%
Class I	1,000.00	1,015.29	9.85	1.95%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half-year period).

**	Annualized.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 –2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

9/30/17 – NLFT_v6

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013***	President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2017, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/17 – NLFT_v6

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

INVESTMENT SUB-ADVISER
Horse Cove Partners LLC
1899 Powers Ferry Rd. SE
Suite 120
Atlanta, GA 30339

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $18,000

(b)	Audit-Related Fees

2017 - None

(c)	Tax Fees

2017 - $3,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2017
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $3,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/17

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/8/17